                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                    ---------------------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)       11/16/98


     The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                              The Money Store, Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     New Jersey                                             Applied For
     ----------                                             -----------

     State or other                (Commission             (IRS Employer
     jurisdiction of               File Number)             ID Number)
     incorporation)


     2840 Morris Avenue, Union, New Jersey                              07083
     ------------------------------------------------------------------------
     (Address of principal executive officer)


     Registrant's Telephone Number,
     including area code:                                   908-686-2000
                                                            -----------------


                                       n/a
     ------------------------------------------------------------------------
     (Former name or former address, if changed since last report)

         Item 5     Other Events
                    ---------------------------------------------------



     Attached herein as Annex A is a copy of the Monthly Statement sent to Class
A Certificate holders with respect to Remittance Date of:      11/16/98

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.



                                        By: /s/ Harry Puglisi
                                        ----------------------------------------
                                          Name: Harry Puglisi
                                          Title: Treasurer


Dated: 11/30/98

                            SERVICER'S CERTIFICATE


    IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE November 10, 1998 DETERMINATION DATE


1.  AVAILABLE FUNDS                                              $4,591,784.93


2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH        81,039,298.38

    (B)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH         6,099,732.12

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                          87,139,030.50

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                  1

    (B)  DOLLARS                                                    145,738.06


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                      753.11


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                        209,562.83


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
    FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
    PAYABLE TO REGISTERED HOLDERS                                 1,038,489.84


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                        0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                100.42


8.  DELINQUENCY AND FORECLOSURE INFORMATION
            (SEE EXHIBIT K)

9.   PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
     REALIZED LOSSES ON A LIQUIDATED LOAN                                                      0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
               (i)  ACCRUED INTEREST                                   400,469.10
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                    REMITTANCE DATE PLUS INTEREST                            0.00
             (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
                    ADJUSTMENT                                          18,298.33
        ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                    418,767.43
                                                                                         5.00319510
     (B)  CLASS B INTEREST DISTRIBUTION AMOUNT:
               (i)  ACCRUED INTEREST                                    32,277.60
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                    REMITTANCE DATE PLUS INTEREST                            0.00
             (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT
                    ADJUSTMENT                                           1,474.98
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                     33,752.58
                                                                                         5.35755238
     (C)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
               (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
                    AND OTHER RECOVERIES OF PRINCIPAL                  331,130.22
              (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                    INTEREST PURCHASED FOR BREACH OF
                    WARRANTY AND RECEIVED BY THE TRUSTEE                     0.00
             (iii)  SUBSTITUTION ADJUSTMENTS                                 0.00
              (iv)  UNGUARANTEED PERCENTAGE OF
                    LOSSES THAT WERE LIQUIDATED                              0.00
               (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                    DELINQUENT 24 MONTHS OR
                    UNCOLLECTIBLE                                       34,280.86
              (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                 0.00
             (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                        0.00
       TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                       365,411.08
                                                                                         4.36572378
     (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
               (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
                    AND OTHER RECOVERIES OF PRINCIPAL                   24,923.78
              (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                    INTEREST PURCHASED FOR BREACH OF
                    WARRANTY AND RECEIVED BY THE TRUSTEE                     0.00
             (iii)  SUBSTITUTION ADJUSTMENTS                                 0.00
              (iv)  UNGUARANTEED PERCENTAGE OF
                    LOSSES THAT WERE LIQUIDATED                              0.00
               (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                    DELINQUENT 24 MONTHS OR
                    UNCOLLECTIBLE                                        2,580.28
              (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                 0.00
             (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                        0.00
        TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                       27,504.06
                                                                                         4.36572381

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
          IN CASH AND FROM LIQUIDATION OF
          PERMITTED INSTRUMENTS                                                        3,399,844.48

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                               0.00


12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                               80,673,887.30
                                                                963.84572640
     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                6,072,228.06
                                                                963.84572381
     (C)  POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                    86,746,115.36
                                                                963.84572622

13.  (A)  EXCESS SPREAD                                           232,331.72

     (B)  EXTRA INTEREST                                          281,117.70

     (C)  SPREAD ACCOUNT BALANCE                                3,399,844.48

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                  3,386,092.74


14.  (A)  WEIGHTED AVERAGE MATURITY                                  218.197

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                    10.314%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                 97,915.18

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                              104,688.21

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
          ACCOUNT                                                   4,356.95


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION 5.04 (b)                                              0.00

     (B)  SECTION 5.04 (c)                                              0.00

     (C)  SECTION 5.04 (d)(ii)                                     11,726.62

     (D)  SECTION 5.04 (e)                                              0.00

     (E)  SECTION 5.04 (f)                                         86,708.35


17.  (A)  CLASS A REMITTANCE RATE                                     5.930%

     (B)  CLASS B REMITTANCE RATE                                     6.350%

18.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
          LOANS PURCHASED DURING THE PRIOR DUE PERIOD                       0.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
          SUCH DUE PERIOD                                                   0.00




19.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.




THE MONEY STORE INVESTMENT CORPORATION




BY:
   -------------------------------
         HARRY PUGLISI
         TREASURER